Exhibit 99.1

Talos Energy Sets Special Meeting Date For Stockholder Approval Of Its Acquisition of EnVen

Houston, Texas, January 11, 2023 – Talos Energy Inc. (“Talos” or the “Company”) (NYSE: TALO) announced that the U.S. Securities and Exchange Commission has declared effective its Registration Statement on Form S-4 related to its previously announced acquisition of EnVen Energy Corporation (“EnVen”) and that Talos has set a date of February 8, 2023 for the Special Meeting of its stockholders to vote and approve certain matters relating to such acquisition. Talos expects to close the transaction soon after the Special Meeting.

ABOUT TALOS ENERGY

Talos Energy (NYSE: TALO) is a technically driven independent exploration and production company focused on safely and efficiently maximizing long-term value through its operations, currently in the United States and offshore Mexico, both through upstream oil and gas exploration and production and the development of carbon capture and sequestration opportunities. As one of the Gulf of Mexico’s largest public independent producers, we leverage decades of technical and offshore operational expertise toward the acquisition, exploration and development of assets in key geological trends that are present in many offshore basins around the world. With a focus on environmental stewardship, we are also utilizing our expertise to explore opportunities to reduce industrial emissions through our carbon capture and sequestration initiatives both in and along the coast of the U.S. Gulf of Mexico. For more information, visit www.talosenergy.com.

INVESTOR RELATIONS CONTACT

Sergio Maiworm

investor@talosenergy.com

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this communication, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast,” “may,” “objective,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, our ability to consummate the proposed transaction with EnVen Energy Corporation on the terms currently contemplated, the anticipated future performance of the combined company, the success of our carbon capture and sequestration projects, commodity price volatility, the lack of a resolution to the war in Ukraine and its impact on certain commodity markets; the ability or willingness of the Organization of Petroleum Exporting Countries (“OPEC”) and non-OPEC countries, such as Saudi Arabia and Russia, to set and maintain oil production levels and the impact of any such actions; the impact of the ongoing sub-surface water flood project in the Phoenix Field and any updates to our estimated ultimate recovery from such project; lack of transportation and storage capacity as a result of oversupply, government regulations and actions or other factors; sustained inflation and the impact of central bank policy in response thereto; lack of availability of drilling and production equipment and services; environmental risks; drilling and other operating risks; regulatory changes; adverse weather events, including tropical storms, hurricanes and winter storms; cybersecurity threats; the continued impact of the coronavirus disease 2019 (“COVID-19”), including any new strains or variants, and governmental measures related thereto; the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital; the timing of development expenditures; the possibility that the anticipated benefits of recent acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of such acquisitions; changes to federal income tax laws and regulations, including the Inflation Reduction Act of 2022; environmental risks; failure to find, acquire or gain access to other discoveries and prospects or to successfully develop and produce from our current discoveries and prospects; geologic risk; drilling and other operating risks; well control risk; regulatory changes; the uncertainty inherent in estimating reserves and in projecting future rates of production; cash flow and access to capital; the timing of development expenditures; potential adverse reactions or competitive responses to our acquisitions and other transactions; the possibility that the anticipated benefits of our acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of acquired assets and operations, and the other risks discussed in Part I, Item 1A. “Risk Factors”

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002

of Talos Energy Inc.’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 25, 2022, and Part II, Item 1A. “Risk Factors” of Talos Energy Inc.’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2022, June 30, 2022 and September 30, 2022, respectively, filed with the SEC on May 5, 2022, August 5, 2022 and November 3, 2022, respectively. Should one or more of the risks or uncertainties described herein occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger (the “Proposed Transaction”) between Talos Energy and EnVen, Talos Energy has filed with the Securities and Exchange Commission (the “SEC”), and the SEC has declared effective, a registration statement on Form S-4 (the “Registration Statement”) to register the shares of Talos Energy’s common stock to be issued in connection with the Proposed Transaction. The Registration Statement includes a document that serves as a prospectus and proxy statement of Talos Energy and a consent solicitation statement of EnVen (the “proxy statement/consent solicitation statement/prospectus”), and Talos Energy has filed other documents regarding the Proposed Transaction with the SEC. INVESTORS AND SECURITY HOLDERS OF TALOS ENERGY AND ENVEN ARE URGED TO CAREFULLY AND THOROUGHLY READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY TALOS ENERGY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TALOS ENERGY AND ENVEN, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

On or about the date hereof, a definitive proxy statement/consent solicitation statement/prospectus is being mailed to shareholders of each of Talos Energy and EnVen. Investors may obtain free copies of the Registration Statement and the proxy statement/consent solicitation statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Talos Energy with the SEC through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Talos Energy, including the proxy statement/consent solicitation statement/prospectus (when available), will be available free of charge from Talos Energy’s website at www.talosenergy.com under the “Investor Relations” tab.

PARTICIPANTS IN THE SOLICITATION

Talos Energy, EnVen and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Talos Energy’s stockholders and the solicitation of written consents from EnVen’s stockholders, in each case with respect to the Proposed Transaction. Information about Talos Energy’s directors and executive officers is available in Talos Energy’s Annual Report on Form 10-K for the 2021 fiscal year filed with the SEC on February 25, 2022, and its definitive proxy statement for the 2022 annual meeting of stockholders filed with the SEC on April 6, 2022. Information about EnVen’s directors and executive officers is available via EnVen’s website at www.enven.com. Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement, the proxy statement/consent solicitation statement/prospectus and other relevant materials filed with the SEC regarding the Proposed Transaction. Security holders, potential investors and other readers should read the proxy statement/consent solicitation statement/prospectus carefully before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002